                     OPPPENHEIMER QUEST GLOBAL VALUE FUND
                    Supplement dated June 15, 2001 to the
                      Prospectus dated February 12, 2001

 The Prospectus is changed as follows:

1.    The Prospectus supplement dated March 1, 2001 is replaced by this supplement.

2.    The section titled "Shareholder Fees" on page 7 is deleted and replaced with the following:

Shareholder Fees (charges paid directly from your investment):

-------------------------------------------------------------------------
                          Class A     Class B      Class C     Class N
                          Shares       Shares      Shares      Shares
                        -------------------------------------------------
------------------------
Maximum Sales Charge
(Load) on purchases        5.75%        None        None        None
(as % of offering
price)
-------------------------------------------------------------------------
                        -------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as % of
the lower of the           None1        5%2          1%3         1%4
original offering
price or redemption
proceeds)
------------------------
                        -------------------------------------------------
Redemption Fee (as a
percentage of total        2.00%       2.00%        2.00%       2.00%
redemption proceeds)5

-------------------------------------------------------------------------

  1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts)
   of Class A shares. See "How to Buy Shares" for details.
  2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
  3. Applies to shares redeemed within 12 months of purchase.
  4. Applies to shares redeemed within 18 months of retirement plan's first purchase.
  5. Effective September 1, 2001, the redemption fee will apply to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase.  See "How to Sell Shares" for more information on when the redemption fee will apply.

  3.  The fifth  paragraph  of the section  entitled  "What  Classes of Shares
      Does  the Fund  Offer?"  on page 15 is  deleted  and  replaced  with the following:

      Class N Shares.  Class N shares  are  offered  only  through  retirement plans  (including IRAs and 403(b) plans) that purchase  $500,000 or more of  Class  N  shares  of one  or  more  Oppenheimer  funds,  or  through retirement  plans (not including IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible plan  participants.  Class N shares also are offered to rollover  IRAs  sponsored by the Manager that purchase  Class N shares with the proceeds  from a  distribution  from a qualified  retirement  plan or 403(b)  plan  sponsored  by the  Manager.
      Non-retirement  plan investors  cannot buy Class N shares  directly.  If you  buy  Class  N  shares,  you  pay no  sales  charge  at the  time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your shares within  eighteen (18) months of the  retirement  plan's first  purchase  of Class N shares,  you may pay a  contingent  deferred sales charge of 1.0%,  as described in "How Can You Buy Class N Shares?"
      below.

4.    The following is added after the section  entitled "Can You Reduce Class
      A Sales Charges?" on page 18:

      Purchases by Certain  Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more  Oppenheimer  funds by retirement  plans that have $10  million or more in plan assets and that have  entered  into  a  special  agreement  with  the  Distributor.  The
      Distributor  pays  dealers of record  concessions  in an amount equal to
      0.25% of purchases by those retirement  plans.  That concession will not be paid on  purchases  of  shares  by a  retirement  plan  made with the proceeds of the redemption of Class N shares of one or more  Oppenheimer funds held by the plan for more than 18 months.

5.    The first  paragraph  of the section  entitled  "How Can You Buy Class N
      Shares?" on page 19 is deleted and replaced with the following:

      How  Can You Buy  Class N  Shares?  Class  N  shares  are  offered  only
      through   retirement  plans  (including  IRAs  and  403(b)  plans)  that purchase  $500,000 or more of Class N shares of one or more  Oppenheimer funds or through  retirement plans (not including IRAs and 403(b) plans)
      that  have  assets  of  $500,000  or  more  or  100  or  more   eligible
      participants.   Class  N  shares  also  are  offered  to  rollover  IRAs
      sponsored by the Manager that purchase  Class N shares with the proceeds from a  distribution  from a  qualified  retirement  plan or 403(b) plan sponsored  by the  Manager.  Non-retirement  plan  investors  cannot buy
      Class N shares directly.

6.    The third  sentence  under the caption  "OppenheimerFunds  Internet  Web
      Site" on page 22 is replaced with the following:

      To  perform  account  transactions  or  to  obtain  account  information online,  you  must  first  obtain  a user  I.D.  and  password  on  that website.

7.    The  following  is added  after the first  paragraph  under "How to Sell
      Shares" on page 23:

      Effective  September  1,  2001,  the  Fund  will  assess a 2% fee on the proceeds  of Fund  shares  that  are  redeemed  (either  by  selling  or exchanging  to  another  Oppenheimer  fund)  within  30  days  of  their purchase.  The  redemption  fee is paid to the Fund,  and is intended to offset the trading costs,  market impact and other costs associated with short-term  money  movements in and out of the Fund.  The redemption fee will be imposed to the extent  that Fund  shares  redeemed  exceed  Fund shares  that have been  held more than 30 days.  For  shares of the Fund acquired by exchange,  the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

      The  redemption  fee will not be imposed on shares:  (1) held in certain omnibus  accounts,  including  retirement plans qualified under Sections
      401(a)  or  401(k)  of the  Internal  Revenue  Code,  Section  403(b)(7)
      custodial  plan  accounts,  or plans  administered  as  college  savings programs  under Section 529 of the Internal  Revenue Code,  (2) redeemed under automatic  withdrawal plans or pursuant to automatic  re-balancing in  OppenheimerFunds  Portfolio  Builder  accounts,  (3) redeemed due to death or  disability of the  shareholder,  or (4) redeemed from accounts for which the  dealer,  broker or  financial  institution  of record has entered into an agreement with the Distributor for this purpose.

8.    The  following  is  added  as a final  bullet  point  under  "Are  There
      Limitations on Exchanges?" on page 26:

      o  Effective  September  1, 2001,  the Fund will  assess a 2% fee on the proceeds  of Fund  shares  that are  redeemed  (either  by selling or exchanging  to  another  Oppenheimer  fund)  within  30 days of their
         purchase.   Further   details  are  set  forth  following  the  first
         paragraph under "How to Sell Shares" on page 23.

June 15, 2001                                                     PS0254.018